Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge, the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014 of Diodes Incorporated (the “Company”) fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in such report.

Very truly yours,

/s/ Richard D. White
Richard D. White
Chief Financial Officer
Date: May 9, 2014

A signed original of this written statement required by Section 906 has been provided to Diodes Incorporated and will be furnished to the Securities and Exchange Commission or its staff upon request.